                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number  811-06600

                 SCUDDER FLAG INVESTORS VALUE BUILDER FUND, INC.
                 -----------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                   One South Street, Baltimore, Maryland 21202
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        3/31

Date of reporting period:       9/30/03

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Flag Investors Value Builder Fund

Semiannual Report to Shareholders

September 30, 2003

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Investment Products

<Click Here> Account Management Resources

<Click Here> Privacy Statement

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. The prospectus contains more complete information, including a description of the risks of investing in the fund, management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary September 30, 2003

Average Annual Total Returns* (Unadjusted for Sales Charge)
Scudder Flag Investors Value Builder Fund	6-Month++	1-Year	3-Year	5-Year	10-Year
Class A	22.76%	25.23%	.10%	5.42%	10.20%
S&P 500 Index++	18.45%	24.40%	-10.13%	1.00%	10.05%
Blended Index+++	11.89%	16.83%	-2.71%	3.54%	8.90%
Scudder Flag Investors Value Builder Fund	6-Month++	1-Year	3-Year	5-Year	Life of Class**
Class B	22.42%	24.37%	-.63%	4.64%	10.98%
S&P 500 Index++	18.45%	24.40%	-10.13%	1.00%	11.27%
Blended Index+++	11.89%	16.83%	-2.71%	3.54%	10.15%

Scudder Flag Investors Value Builder Fund	6-Month++	1-Year	3-Year	5-Year	Life of Class***
Class C	22.40%	24.35%	-.63%	4.68%	2.18%
S&P 500 Index++	18.45%	24.40%	-10.13%	1.00%	-.41%
Blended Index+++	11.89%	16.83%	-2.71%	3.54%	2.95%

Scudder Flag Investors Value Builder Fund	6-Month++	1-Year	3-Year	5-Year	Life of Class****
Institutional Class+	22.97%	25.50%	.35%	5.68%	9.91%
S&P 500 Index++	18.45%	24.40%	-10.13%	1.00%	8.76%
Blended Index+++	11.89%	16.83%	-2.71%	3.54%	8.48%

Sources: Lipper Inc. and Investment Company Capital Corp.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 9/30/03	$ 20.35	$ 20.35	$ 20.37	$ 20.54
3/31/03	$ 16.75	$ 16.75	$ 16.76	$ 16.91
Distribution Information: Six Months: Income Dividends	$ .20	$ .12	$ .12	$ .23

Class A Lipper Rankings*- Balanced Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	11	of	521	3
3-Year	90	of	419	22
5-Year	55	of	346	16
10-Year	11	of	111	10

Rankings are historical and do not guarantee future results. Rankings are based on total returns unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Source: Lipper Inc.

Growth of an Assumed $10,000 Investment*(a) (Adjusted for Sales Charge)
[] Scudder Flag Investors Value Builder Fund - Class A [] S&P 500 Index++ [] Blended Index+++

Yearly periods ended September 30

Comparative Results* (Adjusted for Sales Charge)
Scudder Flag Investors Value Builder Fund		1-Year	3-Year	5-Year	Life of Class**	Life of Class***	10-Year
Class A(b)	Growth of $10,000	$11,803	$9,454	$12,272	-	-	$24,889
	Average annual total return	18.03%	-1.86%	4.18%	-	-	9.55%
Class B(b)	Growth of $10,000	$12,137	$9,639	$12,445	$24,861	-	-
	Average annual total return	21.37%	-1.22%	4.47%	10.98%	-	-
Class C(b)	Growth of $10,000	$12,311	$9,713	$12,443	-	$11,142	-
	Average annual total return	23.11%	-.96%	4.47%	-	1.99%	-
S&P 500 Index++	Growth of $10,000	$12,440	$7,258	$10,508	$25,141	$9,776	$26,053
	Average annual total return	24.40%	-10.13%	1.00%	11.27%	-.41%	10.05%
Blended Index+++	Growth of $10,000	$11,683	$9,208	$11,897	$23,029	$11,707	$23,465
	Average annual total return	16.83%	-2.71%	3.54%	10.15%	2.95%	8.90%

Scudder Flag Investors Value Builder Fund		1-Year	3-Year	5-Year	Life of Class****
Institutional Class	Growth of $250,000	$313,750	$252,600	$329,575	$527,875
	Average annual total return	25.50%	.35%	5.68%	9.91%
S&P 500 Index++	Growth of $250,000	$311,000	$181,450	$262,700	$485,900
	Average annual total return	24.40%	-10.13%	1.00%	8.76%
Blended Index+++	Growth of $250,000	$292,075	$230,200	$297,425	$471,900
	Average annual total return	16.83%	-2.71%	3.54%	8.48%

The growth of $10,000 is cumulative.

The growth of $250,000 is cumulative.

The minimum investment for Institutional Class shares is $250,000.

Notes to Performance Summary

++ Total returns shown for periods less than one year are not annualized.
* Returns and rankings for Class A and B shares prior to 1996 reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.
** The Class commenced operations on January 3, 1995. Index returns begin December 31, 1994.
*** The Class commenced operations on April 8, 1998. Index returns begin March 31, 1998.
****The Class commenced operations on November 2, 1995. Index returns begin October 31, 1995.
a The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
b Returns shown for Class A, B and C shares have been adjusted to reflect the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charge of 5.75%. Class B share performance is adjusted for the applicable contingent deferred sales charge ("CDSC"), which is 4% within the first year after purchase, declining to 0% after six years. Returns for Class C reflect an initial sales charge of 1%. Redemptions on Class C shares within one year of purchase may be subject to a CDSC of 1%. Any difference in expenses will affect performance.
+ Institutional Class shares are not subject to sales charges.
++ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
+++ The Blended Index is calculated using the performance of three unmanaged indices representative of stocks (S&P 500 Index), bonds (Lehman Brothers Intermediate US Government/Credit Index) and cash (Merrill Lynch 3-month T-bill Index) weighted by their corresponding proportion of the Fund's neutral position (stocks: 60%; bonds: 35%; cash: 5%). These results are summed to produce the aggregate benchmark. The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Lehman Brothers Intermediate US Government/Credit Index is an unmanaged index comprising intermediate- and long-term government and investment-grade corporate debt securities. The Merrill Lynch 3-month T-bill Index is representative of the 3-month Treasury market.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in Emerging Market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the Fund's most up-to-date performance. On the Web, go to scudder.com.

Portfolio Management Review

In the following interview, Portfolio Manager Hobart Buppert discusses market conditions and Scudder Flag Investors Value Builder Fund's investment strategy during the six months ended September 30, 2003.

Q: Will you comment on changes in the market environment during the fund's semiannual period?

A: The start of the period - April 1, 2003 - was the beginning of a positive major shift in stock market performance, which we believe occurred for three reasons.

First, after the extended market downturn, market valuations of stocks had become cheap from a historical standpoint. We believe that stock valuations within the fund and within the Standard & Poor's 500 (S&P 500), in many cases, were much lower than they should have been based on the economic fundamentals of the underlying businesses. Stocks of even the highest-quality companies with long-term earnings track records had been dragged down as investors moved with fear out of stocks and into other investments that they believed offered more safety - primarily government bonds and cash.

Second, investor sentiment improved and investors began moving assets back into stocks. This improved investor sentiment was due to a variety of factors: the economy's showing modest improvement, the end of active combat in Iraq, the promise of an economic stimulus package from Congress and low stock valuations.

Finally, consumer confidence was mediocre, but consumer spending held up reasonably well in spite of that. This spending has been an important factor for the economy. As the economy regains its footing, it is our belief that consumer confidence will strengthen.

The graph illustrates the net flows of money into stock mutual funds and bond mutual funds. As you can see, money had been flowing out of stocks and into bonds for some time. In April 2003, the trend reversed course.

This shift in investment flows propelled a broad-based rally in stocks. The market was led by some of the technology companies that had previously suffered the deepest declines. However, stocks within many sectors gained ground. The S&P 500 advanced 18.45% in the six months ended September 30, 2003.

Equity and Bond flows December 1998 through September 2003
[] Bond funds [] Equity funds

Source: Strategic Insight for ICI data. Past performance is no guarantee of future results. Data represents mutual fund industry estimates for net sales flows into mutual funds that primarily invest in domestic and international stocks and net sales flows into mutual funds that primarily invest in taxable and tax-free fixed-income investments excluding short-term money funds.

Q: How did Scudder Flag Investors Value Builder Fund perform?

A: The fund performed well. Its Class A shares (unadjusted for sales charges) posted a total return of 22.76% for the six-month period ended September 30, 2003. (See pages 4 through 6 for performance of other share classes.) This return outperformed the 18.45% return of the S&P 500 (the fund's equity market benchmark) and the 12.59% return of its peers in the Lipper Balanced Funds category.1 Additionally, the fund's Class A shares have outperformed the S&P 500 as well as the Lipper Balanced Funds average for the three-year, five-year and 10-year periods ended September 30, 2003.2

1 The Lipper Balanced Funds category is a group of mutual funds that invest in both equity and fixed income investments. Returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly in an index or category.
2 The Lipper Balanced Funds category's average returns were 15.87% for the 1-year, -2.68% for the 3-year, 3.02% for the 5-year and 7.46% for the 10-year periods ended September 30, 2003.

We also track the performance of a blended index that, like the fund, contains both stocks and bonds. This blended index gained 11.89% over the last six months - nearly 10 percentage points less than the fund. To calculate those returns, we use the performance of three unmanaged indices: 60% S&P 500, 35% Lehman Brothers Intermediate US Government/Credit Index and 5% Merrill Lynch 3-Month T-bill Index. On a longer-term basis, the fund's Class A shares have outperformed the blended index for the three-year, five-year and 10-year periods ended September 30, 2003.

Q: Please comment on the factors supporting the fund's strong performance.

A: We attribute the fund's solid gains and outperformance vs. the blended benchmark to a portfolio of what we believe to be high-quality companies that had been mispriced by the market. We were fortunate in this period that other investors noticed these discounted stocks and bid their prices up substantially. In 2002, the fund underperformed the blended index, which was disappointing. However, we had, and continue to have, conviction in every security within the portfolio and employ a long-term approach to investing. Each holding offers better-than-average value, in our opinion. Our long-term investment strategy is evidenced by our decision to maintain our investment in nearly all portfolio holdings - even as they suffered due to the negative cash flows in the market last year. And our patience was rewarded. Some of the fund's largest holdings, such as Cendant, Citigroup and Tyco, posted the strongest gains and further enhanced returns.

It's important not to overlook the role that the bond portion of our portfolio played this period. While stocks represent the largest portion of the portfolio (72%), the fund's corporate bonds made significant contributions. After trailing Treasuries and higher-quality corporate bonds last year, the fund's bonds bounced back strongly this period. The turnaround was due to several factors. Improved investor sentiment regarding economic recovery was a key contributor. Also, with interest rates on US Treasuries at historic lows, investors looking for more income moved back into corporate bonds. Our portfolio of high-yielding corporate bonds benefited from this shift, and many of the fund's bonds appreciated even beyond our high expectations due to their attractive interest payments.

Q: Will you remind us how you choose stocks for the fund?

A: We choose stocks - typically two-thirds of fund assets - through a "flexible-value" equity investment philosophy. Rather than focusing on trends in the economy and financial markets, we analyze individual companies. While we look for companies that we believe are undervalued, we don't restrict our stock picks to those with predefined price-to-earnings ratios or any other formula approach that would reduce the investment universe. We believe that all stocks - whether they are labeled growth or value - can become undervalued at some point based on market sentiment. We make our decisions based on bottom-up fundamental research, looking for well-positioned companies with shareholder-oriented management. We then buy stocks of those that we believe are trading at attractive prices and have the best potential for long-term growth. The fund's long-term approach enables it to take advantage of short-term market uncertainty, such as we've endured this year. We believe the extended market downturn has presented a tremendous opportunity for us to upgrade the prospects of the portfolio with stocks that are trading at what we believe to be unwarranted discounts.

We consider ourselves to be "buy-and-hold" investors, which means we tend to hold on to stocks for one to three years or longer if the company continues to meet our expectations. We'll sell a stock when its earnings growth appears less promising, when its price fully reflects its growth potential or when we believe other investments offer better opportunities. This buy and hold strategy was critical in the fund's success this period, as some of the fund's long-term holdings performed well.

Q: Will you discuss the fund's asset allocation and your process for selecting bonds?

A: Typically, we invest about one-third of the portfolio in corporate bonds, while the other two-thirds is invested in stocks. This strategy helped performance as stocks rallied and corporate bonds outperformed government bonds.

We consider the bonds in the portfolio as a way to help mitigate risk vs. an all-equity portfolio, and as a way to potentially generate strong returns and dependable income for shareholders. The fund invests primarily in corporate bonds of investment-grade and medium-grade quality. Issues are selected based on our equity research of the companies offering the debt. To reduce maturity risk, we focus on intermediate-term issues.

In the period, the fund's commitment to corporate bonds helped performance. US government bonds struggled as investors turned their favor to higher-yielding corporate bonds and stocks. We expect this resurgence in corporate and high-yield bonds to continue as the economy improves.

Q: Which stocks added to fund performance?

A: Nearly all of the fund's stocks gained ground, but three of our largest holdings posted the strongest gains.

1. Cendant. Cendant, the fund's largest holding, posted returns well above the market. While this stock struggled during the prior year, we maintained our confidence in the company's underlying businesses, which have continued to generate strong cash flows and grow in earnings per share. Cendant is a large conglomerate with assets in real estate brokerage (Century 21 and Coldwell Banker), car rental agencies (Avis and Budget), hotel franchises (Ramada and Days Inn) and other areas that service the travel industry. Cendant's diversified business model is unique. During the period, the company's revenues grew from these businesses, which it franchises rather than owns. Investors recognized the success of this strategy, and Cendant's share price posted strong gains. Even with these recent gains, we believe the stock is still trading at a discount that is unsustainably low given Cendant's good fundamentals and strong business lines.

2. Citigroup. Citigroup, another top-10 holding, also posted stellar gains in the six-month period. The company is a diversified global financial services holding company that services both consumers and corporations. After struggling in 2002 as a result of regulatory investigations and concerns regarding credit quality, the stock rebounded strongly. The company announced better-than-expected earnings and large cash flows, which ultimately led to its decision to substantially increase its dividend.

3. Tyco International. Tyco, a large and diversified manufacturing and service conglomerate, is a true comeback story. Tyco is a long-term holding for the fund. We were, and still are, attracted to the company's strong operating businesses, which are run by solid management teams. In early 2002, the holding company's accounting practices came into question, and fraudulent activities by its chief executive officer were uncovered. Tyco's share price plummeted. While this was of course very disappointing, we maintained our conviction that the fundamentals of the firm's underlying companies were strong. We believed that these subsidiaries were indeed worth more than the holding company itself, and so we added to our position when the stock reached its lows. While it continues to be a long and arduous road to recovery for Tyco, the stock gained a great deal of ground this period. We believe the company's new management team is on the right track, and we continue to monitor the stock closely.

Q: What did not meet your expectations?

A: While nearly all of the fund's holdings gained ground in the period, and most outperformed the average return of the S&P 500, there were some exceptions.

1. Johnson & Johnson. After enjoying strong gains since early 2000, Johnson & Johnson's stock price suffered as investors sold shares to lock in profits. While the recent sell-off detracted from the fund's returns, we continue to like Johnson & Johnson as a long-term holding. It has a strong management team in place and a well-diversified product line.

2. Freddie Mac. Freddie Mac is involved in the purchase and repackaging of home mortgages. The company has a long history of strong earnings and has traded at a discount to other financial services stocks. In July, the company's board of directors removed several key officers when the company's accounting practices came under scrutiny. In effect, the company had under-stated its earnings. In essence, its accounting made it appear that there was less volatility in the company's earnings than it would have had if other accounting procedures had been used. These events caught us by surprise, but we believed that this would be a temporary setback for the stock and we purchased more shares near its lows. Since July, the stock has regained nearly all of the ground it lost earlier.

Q: Are there any additional comments that you would like to make?

A: We would like to thank our shareholders for their continued investment in and support of Scudder Flag Investors Value Builder Fund. We're of course pleased that the fund provided strong returns during this short period. However, with investing, it is long-term performance that is most important. As you review your portfolio, we hope you'll take the time to reflect upon how this fund has performed over time.

In the fund's 10-year history, there have been many events that significantly altered the course of the investment markets. In the 1990s, interest rates escalated swiftly, and then rates declined substantially through 2003. We witnessed a momentum technology market that crashed and a huge hedge fund that imploded. There were the terrorist attacks of September 11, 2001, and of course most recently the war with Iraq. Investor sentiment and behavior has changed dramatically over the past decade. Throughout this sometimes tumultuous decade, we have navigated the fund respectably and have been able to capitalize on opportunities that those issues created. As we mentioned earlier in the report, the fund has outperformed its blended benchmark in all standard time periods since its inception. We believe our long-term investment approach using our "flexible-value" philosophy has been critical in providing attractive returns for shareholders. Uncharted waters lie ahead for us and for all investors. Our success in weathering the storms of the past gives us confidence in our ability to steer this fund favorably in the future. We believe the fund's portfolio of stocks offers better-than-average valuations as well as strong underlying fundamentals, and we are confident in the investment potential for long-term fund investors.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary September 30, 2003

Asset Allocation	9/30/03	3/31/03

Common Stocks	72%	68%
Corporate Bonds	20%	25%
Convertible Preferred Stocks	4%	5%
Repurchase Agreement	3%	1%
Foreign Bonds - US$ Denominated	1%	1%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	9/30/03	3/31/03

Financials	26%	25%
Industrials	25%	22%
Consumer Discretionary	21%	24%
Health Care	11%	11%
Utilities	5%	5%
Telecommunication Services	4%	5%
Information Technology	4%	4%
Consumer Staples	3%	3%
Other	1%	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at September 30, 2003 (37.0% of Portfolio)
1. Cendant Corp. Provider of consumer and business services globally	6.3%
2. American Financial Realty Trust (REIT) Operator of a real estate trust	4.8%
3. Allied Waste Industries, Inc. Provider of waste management services	3.7%
4. Wellpoint Health Networks, Inc. Provider of health care services	3.7%
5. Citigroup, Inc. Provider of diversified financial services	3.7%
6. Blyth, Inc. Designer, manufacturer, marketer and distributor of home goods	3.2%
7. Tyco International Ltd. Manufacturer of medical products, packaging, electrical and electronic components	3.1%
8. Cardinal Health, Inc. Distributor of pharmaceutical-related products and services	2.9%
9. XL Capital Ltd. "A" Provider of insurance services	2.9%
10. Kinder Morgan Management LLC Manager of business affairs for Kinder Morgan Energy Partners LP	2.7%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 18. A quarterly Fact Sheet and Portfolio Holdings are available upon request.

Investment Portfolio as of September 30, 2003 (Unaudited)

	Shares	Value ($)

Common Stocks 71.3%
Consumer Discretionary 12.3%
Household Durables 4.1%
Blyth, Inc.	693,700	18,716,026
Champion Enterprises, Inc.*	771,900	4,901,565
		23,617,591
Media 7.2%
AOL Time Warner, Inc.*	888,800	13,429,768
Clear Channel Communications, Inc.	379,986	14,553,464
LodgeNet Entertainment Corp.* (b)	868,800	13,466,400
		41,449,632
Multiline Retail 0.2%
BJ's Wholesale Club, Inc.*	74,900	1,450,813
Specialty Retail 0.8%
TJX Companies, Inc.	243,100	4,721,002
Consumer Staples 2.4%
Food & Drug Retailing 0.5%
Safeway, Inc.*	134,000	3,073,960
Tobacco 1.9%
Altria Group, Inc.	244,500	10,709,100
Financials 22.2%
Banks 1.8%
Bank of America Corp.	132,500	10,340,300
Diversified Financials 10.8%
AmeriCredit Corp.*	562,900	5,797,870
Capital One Finance Corp.	120,900	6,896,136
Citigroup, Inc.	470,800	21,426,108
Freddie Mac	146,400	7,664,040
MBNA Corp.	370,770	8,453,556
SEI Investments Co.	380,700	12,372,750
		62,610,460
Insurance 4.8%
Conseco, Inc.*	173,143	3,126,963
MBIA, Inc.	149,450	8,215,267
XL Capital Ltd. "A"	217,700	16,858,688
		28,200,918
Real Estate 4.8%
American Financial Realty Trust (REIT)	1,970,000	27,777,000
Health Care 9.9%
Health Care Equipment & Supplies 1.2%
Baxter International, Inc.	233,900	6,797,134
Health Care Providers & Services 7.1%
Cardinal Health, Inc.	290,750	16,976,893
Oxford Health Plans*	69,700	2,879,307
Wellpoint Health Networks, Inc.*	279,400	21,536,152
		41,392,352
Pharmaceuticals 1.6%
Johnson & Johnson	186,000	9,210,720
Pfizer, Inc.	8,000	243,040
		9,453,760
Industrials 19.2%
Commercial Services & Supplies 15.1%
Allied Waste Industries, Inc.*	2,000,800	21,608,637
Cendant Corp.*	1,950,236	36,449,911
Concord EFS, Inc.*	992,100	13,562,007
First Data Corp.	231,300	9,242,748
Quanta Capital Holdings, Ltd., 144A	450,000	4,545,000
Sabre Holdings Corp.	83,700	1,798,713
		87,207,016
Industrial Conglomerates 3.1%
Tyco International Ltd.	885,400	18,088,722
Machinery 1.0%
SPX Corp.*	124,100	5,619,248
Information Technology 1.5%
Computers & Peripherals
International Business Machines Corp.	98,000	8,656,340
Telecommunication Services 0.7%
Diversified Telecommunication Services
Qwest Communications International, Inc.*	1,267,600	4,309,840
Utilities 3.1%
Gas Utilities
Kinder Morgan Management LLC	405,477	15,477,057
Kinder Morgan, Inc.	50,191	2,710,816
		18,187,873
Total Common Stocks (Cost $281,997,732)		413,663,061

Convertible Preferred Stocks 3.9%
Consumer Discretionary 2.3%
Hotel Restaurants & Leisure 1.5%
US Restaurant Properties, Inc., Series A	391,000	8,856,150
Media 0.8%
Sinclair Broadcast Group, Series D	100,000	4,255,000
Financials 1.6%
Diversified Financials
Central Park Finance Trust	544,000	9,384,000
Total Convertible Preferred Stocks (Cost $20,981,608)		22,495,150

	Principal Amount ($)	Value ($)

Corporate Bonds 20.2%
Consumer Discretionary 5.5%
AOL Time Warner, Inc., 6.875%, 5/1/2012	1,000,000	1,122,028
Blyth, Inc., 7.9%, 10/1/2009	4,500,000	5,023,035
Clear Channel Communication, 6.0%, 11/1/2006	5,200,000	5,682,628
HMH Properties, Inc.:
7.875%, 8/1/2005	4,204,000	4,309,100
8.45%, 12/1/2008	1,000,000	1,041,250
Knight-Ridder, Inc., 6.625%, 11/1/2007	3,000,000	3,369,045
LodgeNet Entertainment Corp., 9.5%, 6/15/2013 (b)	1,000,000	1,060,000
Marriott International, 7.875%, 9/15/2009	5,700,000	6,782,213
Tandy Corp., 6.95%, 9/1/2007	3,000,000	3,405,981
		31,795,280
Consumer Staples 0.2%
Avon Products, Inc., 6.55%, 8/1/2007	1,000,000	1,126,002
Energy 0.4%
Kinder Morgan Energy Partners LP, 7.125%, 3/15/2012	2,000,000	2,342,570
Financials 1.4%
Jefferies Group, Inc., Series B, 7.5%, 8/15/2007	4,000,000	4,529,384
JP Morgan & Co, Inc., 6.875%, 1/15/2007	2,000,000	2,251,234
Stillwell Financial, 7.0%, 11/1/2006	1,000,000	1,107,971
		7,888,589
Health Care 0.4%
Tenet Healthcare Corp., 6.5%, 6/1/2012	1,500,000	1,432,500
Wellpoint Health Networks, Inc., 6.375%, 6/15/2006	1,000,000	1,104,276
		2,536,776
Industrials 4.9%
Allied Waste North America, Inc., Series B, 10.0%, 8/1/2009	8,000,000	8,670,000
Cendant Corp., 6.875%, 8/15/2006	5,475,000	6,068,304
Lilly Industries, Inc., 7.75%, 12/1/2007	1,000,000	1,135,302
McDonnell Douglas Corp., 6.875%, 11/1/2006	2,000,000	2,200,130
Norfolk Southern Corp., 7.35%, 5/15/2007	1,500,000	1,715,189
Tenneco Automotive, Inc., 11.625%, 10/15/2009	2,000,000	1,970,000
Tyco International Ltd., 7.2%, 10/15/2008	3,815,000	4,053,438
Union Carbide Corp., 6.7%, 4/1/2009	3,000,000	2,655,000
		28,467,363
Information Technology 2.3%
Millipore Corp., 7.5%, 4/1/2007	9,050,000	9,547,750
Sun Microsystems, Inc.:
7.5%, 8/15/2006	2,000,000	2,247,850
7.65%, 8/15/2009	1,000,000	1,166,007
Xerox Corp., 7.15%, 8/1/2004	500,000	511,250
		13,472,857
Telecommunication Services 3.5%
American Tower Corp., 9.375%, 2/1/2009	3,000,000	3,060,000
Crown Castle International Corp., 9.0%, 5/15/2011	6,000,000	6,195,000
Qwest Services Corp., 144A, 13.0%, 12/15/2007	7,840,000	8,780,800
Verizon Communications, 6.46%, 4/15/2008	2,000,000	2,248,646
		20,284,446
Utilities 1.6%
CalEnergy Co., Inc.:
7.23%, 9/15/2005	2,975,000	3,251,633
7.63%, 10/15/2007	5,000,000	5,725,460
		8,977,093
Total Corporate Bonds (Cost $104,685,314)		116,890,976

Foreign Bonds - US$ Denominated 1.3%
Tyco International Group SA:
6.375%, 2/15/2006	3,000,000	3,142,500
6.375%, 10/15/2011	1,000,000	1,031,250
6.75%, 2/15/2011	3,000,000	3,165,000
Total Foreign Bonds - US$ Denominated (Cost $5,848,948)		7,338,750

Repurchase Agreement 3.3%
Goldman Sachs & Co., 0.89%, dated 9/30/2003, to be repurchased at $19,239,476 on 10/1/2003 (c) (Cost $19,239,000)	19,239,000	19,239,000
Total Investment Portfolio - 100.0% (Cost $432,752,602) (a)		579,626,937

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.
(a) The cost for federal income tax purposes was $432,147,430. At September 30, 2003, net unrealized appreciation for all securities based on tax cost was $147,479,507. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $173,550,737 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $26,071,230.
(b) Affiliated issuers (see Notes to Financial Statements).
(c) Collateralized by $19,656,000 US Treasury Bill maturing on 12/4/03 with a value of $19,624,649.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of September 30, 2003 (Unaudited)
Assets
Investments in securities, at value: Unaffiliated issuers (cost $423,137,720)	$ 565,100,537
Affiliated issuers (cost $9,614,882)	14,526,400
Total investments in securities, at value (cost $432,752,602)	579,626,937
Cash	884
Receivable for investments sold	1,193,478
Dividends receivable	973,442
Interest receivable	2,758,284
Receivable for Fund shares sold	124,812
Other assets	48,532
Total assets	584,726,369
Liabilities
Payable for Fund shares redeemed	416,800
Accrued investment advisory fee	367,075
Other accrued expenses and payables	255,768
Total liabilities	1,039,643
Net assets, at value	$ 583,686,726
Net Assets
Net assets consist of: Undistributed net investment income	2,159,207
Net unrealized appreciation (depreciation) on investments	146,874,335
Accumulated net realized gain (loss)	(43,537,493)
Paid-in capital	478,190,677
Net assets, at value	$ 583,686,726

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of September 30, 2003 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($387,768,408 / 19,050,733 shares of capital stock outstanding, $.001 par value, 50,000,000 shares authorized)	$ 20.35
Maximum offering price per share (100 / 94.25 of $20.35)	$ 21.59
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($60,805,208 / 2,987,519 shares of capital stock outstanding, $.001 par value, 15,000,000 shares authorized)
$ 20.35
Class C
Net Asset Value and redemption price (subject to contingent deferred sales charge) per share ($27,240,757 / 1,337,523 shares of capital stock outstanding, $.001 par value, 15,000,000 shares authorized)
$ 20.37
Maximum offering price per share (100 / 99.00 of $20.37)	$ 20.58
Institutional Class Net Asset Value, offering and redemption price per share ($107,872,353 / 5,250,691 shares of capital stock outstanding, $.001 par value, 15,000,000 shares authorized)	$ 20.54

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended September 30, 2003 (Unaudited)
Investment Income
Income: Dividends	$ 4,153,135
Interest - Unaffiliated issuers	4,970,275
Interest - Affiliated issuers	297,588
Total Income	9,420,998
Expenses: Investment advisory fee	2,166,792
Transfer agent fees	112,017
Custody fees	20,523
Distribution and shareholder servicing fees	914,262
Auditing	23,683
Accounting fees	17,343
Legal	9,603
Directors' fees and expenses	9,083
Reports to shareholders	24,963
Registration fees	41,816
Other	9,815
Total expenses	3,349,900
Net investment income (loss)	6,071,098
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments - Unaffiliated issuers	5,588,139
Investments - Affiliated issuers	146,387
5,734,526
Net unrealized appreciation (depreciation) during the period on investments	100,717,382
Net gain (loss) on investment transactions	106,451,908
Net increase (decrease) in net assets resulting from operations	$ 112,523,006

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended September 30, 2003 (Unaudited)	Year Ended March 31, 2003
Operations: Net investment income (loss)	$ 6,071,098	$ 14,971,901
Net realized gain (loss) on investment transactions	5,734,526	5,633,610
Net unrealized appreciation (depreciation) on investment transactions during the period	100,717,382	(196,841,919)
Net increase (decrease) in net assets resulting from operations	112,523,006	(176,236,408)
Distributions to shareholders from: Net investment income: Class A	(3,819,121)	(11,641,525)
Class B	(373,221)	(1,387,285)
Class C	(159,555)	(502,137)
Institutional Class	(1,203,273)	(3,360,362)
Fund share transactions: Proceeds from shares sold	30,203,860	74,678,687
Reinvestment of distributions	4,744,540	14,454,861
Cost of shares redeemed	(70,581,868)	(246,997,904)
Net increase (decrease) in net assets from Fund share transactions	(35,633,468)	(157,864,356)
Increase (decrease) in net assets	71,334,368	(350,992,073)
Net assets at beginning of period	512,352,358	863,344,431
Net assets at end of period (including undistributed net investment income of $2,159,207 and $1,643,279, respectively)	$ 583,686,726	$ 512,352,358

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended March 31,	2003[a]	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 16.75	$ 21.87	$ 21.78	$ 23.27	$ 24.15	$ 22.09
Income (loss) from investment operations: Net investment income (loss)	.22[b]	.44[b]	.41	.49	.49	.56
Net realized and unrealized gain (loss) on investment transactions	3.58	(5.06)	.10	.50	(.20)	2.40
Total from investment operations	3.80	(4.62)	.51	.99	.29	2.96
Less distributions from: Net investment income	(.20)	(.50)	(.36)	(.73)	(.73)	(.57)
Net realized gains on investment transactions	-	-	(.06)	(1.75)	(.44)	(.33)
Total distributions	(.20)	(.50)	(.42)	(2.48)	(1.17)	(.90)
Net asset value, end of period	$ 20.35	$ 16.75	$ 21.87	$ 21.78	$ 23.27	$ 24.15
Total Return (%)[c]	22.76**	(21.27)	2.37	4.36	1.11	13.91
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	388	338	553	550	623	650
Ratio of expenses (%)	1.10*	1.11	1.09	1.11	1.09	1.12
Ratio of net investment income (loss) (%)	2.19*	2.38	1.86	2.13	2.06	2.64
Portfolio turnover rate (%)	8*	12	12	8	26	10
[a] For the six months ended September 30, 2003 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Class B
Years Ended March 31,	2003[a]	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 16.75	$ 21.80	$ 21.71	$ 23.22	$ 24.11	$ 22.08
Income (loss) from investment operations: Net investment income (loss)	.14[b]	.29[b]	.25	.31	.31	.41
Net realized and unrealized gain (loss) on investment transactions	3.58	(5.03)	.10	.50	(.20)	2.38
Total from investment operations	3.72	(4.74)	.35	.81	.11	2.79
Less distributions from: Net investment income	(.12)	(.31)	(.20)	(.57)	(.56)	(.43)
Net realized gains on investment transactions	-	-	(.06)	(1.75)	(.44)	(.33)
Total distributions	(.12)	(.31)	(.26)	(2.32)	(1.00)	(.76)
Net asset value, end of period	$ 20.35	$ 16.75	$ 21.80	$ 21.71	$ 23.22	$ 24.11
Total Return (%)[c]	22.42**	(21.84)	1.63	3.54	.36	13.10
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	61	60	116	110	121	111
Ratio of expenses (%)	1.85*	1.87	1.84	1.86	1.84	1.87
Ratio of net investment income (loss) (%)	1.44*	1.62	1.11	1.38	1.30	1.90
Portfolio turnover rate (%)	8*	12	12	8	26	10
[a] For the six months ended September 30, 2003 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Class C
Years Ended March 31,	2003[a]	2003	2002	2001	2000	1999[b]
Selected Per Share Data
Net asset value, beginning of period	$ 16.76	$ 21.82	$ 21.73	$ 23.22	$ 24.12	$ 22.31
Income (loss) from investment operations: Net investment income (loss)	.14[c]	.30[c]	.26	.32	.31	.39
Net realized and unrealized gain (loss) on investment transactions	3.59	(5.05)	.09	.51	(.21)	2.10
Total from investment operations	3.73	(4.75)	.35	.83	.10	2.49
Less distributions from: Net investment income	(.12)	(.31)	(.20)	(.57)	(.56)	(.35)
Net realized gains on investment transactions	-	-	(.06)	(1.75)	(.44)	(.33)
Total distributions	(.12)	(.31)	(.26)	(2.32)	(1.00)	(.68)
Net asset value, end of period	$ 20.37	$ 16.76	$ 21.82	$ 21.73	$ 23.22	$ 24.12
Total Return (%)[d]	22.40**	(21.87)	1.63	3.63	.31	11.50
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	27	23	40	32	34	17
Ratio of expenses (%)	1.85*	1.87	1.84	1.86	1.85	1.91*
Ratio of net investment income (loss) (%)	1.44*	1.62	1.11	1.38	1.34	2.05*
Portfolio turnover rate (%)	8*	12	12	8	26	10
[a] For the six months ended September 30, 2003 (Unaudited).
[b] For the period April 8,1998 (commencement of sales of Class C shares) to March 31, 1999.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Institutional Class
Years Ended March 31,	2003[a]	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 16.91	$ 22.08	$ 21.98	$ 23.45	$ 24.36	$ 22.26
Income (loss) from investment operations: Net investment income (loss)	.24[b]	.48[b]	.48	.54	.55	.63
Net realized and unrealized gain (loss) on investment transactions	3.62	(5.10)	.09	.52	(.21)	2.41
Total from investment operations	3.86	(4.62)	.57	1.06	.34	3.04
Less distributions from: Net investment income	(.23)	(.55)	(.41)	(.78)	(.81)	(.61)
Net realized gains on investment transactions	-	-	(.06)	(1.75)	(.44)	(.33)
Total distributions	(.23)	(.55)	(.47)	(2.53)	(1.25)	(.94)
Net asset value, end of period	$ 20.54	$ 16.91	$ 22.08	$ 21.98	$ 23.45	$ 24.36
Total Return (%)	22.97**	(21.07)	2.63	4.60	1.36	14.20
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	108	91	155	177	161	145
Ratio of expenses (%)	.85*	.86	.84	.86	.84	.87
Ratio of net investment income (loss) (%)	2.44*	2.63	2.11	2.38	2.32	2.88
Portfolio turnover rate (%)	8*	12	12	8	26	10
[a] For the six months ended September 30, 2003 (Unaudited). [b] Based on average shares outstanding during the period. * Annualized ** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Flag Investors Value Builder Fund, Inc. ("Scudder Flag Investors Value Builder Fund" or the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors subject to an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution fees, service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Directors of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian or agent bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Fund has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Fund's claims on the collateral may be subject to legal proceedings.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At March 31, 2003, the Fund had a net tax basis capital loss carryforward of approximately $47,592,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until March 31, 2010 ($13,472,000) and March 31, 2011 ($34,120,000), the expiration dates, whichever occurs first.

In addition, from November 1, 2002 through March 31, 2003, the Fund incurred approximately $2,503,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended March 31, 2004.

Distribution of Income and Gains. Distributions of net investment income, if any, are made quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At March 31, 2003, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 1,779,304
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (47,592,000)
Unrealized appreciation (depreciation) on investments	$ 46,980,184

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Years Ended March 31,	2003	2002
Distributions from ordinary income*	$ 16,891,309	$ 13,881,591
Distributions from long-term capital gains	$ -	$ 2,194,489

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

Other. Investment transactions are accounted for on a trade date plus one basis. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended September 30, 2003, purchases and sales of investment securities (excluding short-term investments) aggregated $23,144,771 and $74,771,301, respectively.

C. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Investment Company Capital Corporation ("ICCC" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Advisor for the Fund.

Investment Advisory Agreement. Under the Investment Advisory Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The investment advisory fee payable under the Investment Advisory Agreement is equal to an annual rate of 1.00% of the first $50,000,000 of the Fund's average daily net assets, 0.85% of the next $50,000,000 of such net assets, 0.80% of the next $100,000,000 of such net assets and 0.70% of such net assets in excess of $200,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended September 30, 2003, the fee pursuant to the Investment Advisory Agreement was equivalent to an annualized effective rate of 0.76% of the Fund's average daily net assets. Alex. Brown Investment Management serves as subadvisor and is responsible for the day to day management of the Fund and is paid by the Advisor for its services.

Accounting Fees. ICCC is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. At its expense, ICCC has delegated its fund accounting and related duties to Scudder Fund Accounting Corporation ("SFAC"), an affiliate of the Advisor. In turn, as of April 1, 2003, SFAC and ICCC have retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. The amount charged to the Fund by ICCC for accounting services aggregated $17,343, of which $7,999 is unpaid at September 30, 2003.

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Fund. Effective January 15, 2003, pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC, not by the Fund. For the six months ended September 30, 2003, the amount charged to the Fund by SISC aggregated $102,265, of which $71,110 is unpaid at September 30, 2003.

Deutsche Bank Trust Company Americas (formerly Bankers Trust Company), an affiliate of the Advisor, served as the Fund's custodian. The amount charged to the Fund by Deutsche Bank Trust aggregated $16,161, of which $15,032 is unpaid at September 30, 2003. Effective July 18, 2003, State Street Bank and Trust Company is the Fund's custodian.

Distribution Agreement. Under the Distribution Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of up to 0.25% of the average daily net assets of the Class A shares and 0.75% of average daily net assets of the Class B and C shares. For the six months ended September 30, 2003, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at September 30, 2003
Class A	$ 468,739	$ 91,753
Class B	236,660	13,977
Class C	97,483	5,974
	$ 802,882	$ 111,704

In addition, SDI provides information and administrative services ("Shareholder Servicing Fee") to Class B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pay these fees based upon the assets of shareholder accounts the firms service. For the six months ended September 30, 2003, the Shareholder Servicing Fee was as follows:

Shareholder Servicing Fee	Total Aggregated	Unpaid at September 30, 2003	Effective Rate
Class B	$ 78,886	$ 14,810.25%
Class C	32,494	17,067.25%
	$ 111,380	$ 31,877

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended September 30, 2003 aggregated $10,237. There were no underwriting commissions paid in connection with the distributions of Class C shares for the six months ended September 30, 2003.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended September 30, 2003, the CDSC for Class B and C shares aggregated $84,837 and $1,438, respectively. A deferred sales charge of up to 1% is assessed on certain redemption of Class A shares. For the six months ended September 30, 2003, SDI received $482.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

D. Transactions In Securities of Affiliated Issuers

An affiliated issuer includes any company in which the Fund has ownership of at least 5% of the outstanding voting securities. A summary of the Fund's transactions during the six months ended September 30, 2003 with companies which are or were affiliates is as follows:

Affiliate	Shares/ Principal Amount ($)	Purchase Cost ($)	Sales Cost ($)	Realized Gain/ (Loss) ($)	Dividend/ Interest Income ($)	Value ($)
LodgeNet Entertainment Corp.	1,868,800	1,000,000	6,420,350	146,388	297,588	14,526,400

E. Line of Credit

Effective April 11, 2003, the Fund and several other affiliated funds (the "Participants") entered into a $1.25 billion revolving credit facility administered by JP Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 10 percent of its net assets under this agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended September 30, 2003		Year Ended March 31, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,040,004	$ 20,224,403	3,074,787	$ 56,561,502
Class B	138,658	2,747,951	342,520	6,556,088
Class C	97,463	1,940,004	81,566	1,560,369
Institutional Class	278,727	5,291,502	510,832	10,000,728
		$ 30,203,860		$ 74,678,687
Shares issued to shareholders in reinvestment of distributions
Class A	159,491	$ 3,245,636	551,537	$ 10,015,441
Class B	16,056	326,413	66,064	1,201,777
Class C	7,143	145,485	24,574	446,419
Institutional Class	50,002	1,027,006	151,859	2,791,224
		$ 4,744,540		$ 14,454,861
Shares redeemed
Class A	(2,322,304)	$ (44,315,885)	(8,744,596)	$ (157,146,506)
Class B	(747,629)	(14,463,329)	(2,143,761)	(38,676,331)
Class C	(148,073)	(2,841,084)	(547,776)	(9,864,817)
Institutional Class	(475,116)	(8,961,570)	(2,264,432)	(41,310,250)
		$ (70,581,868)		$ (246,997,904)
Net increase (decrease)
Class A	(1,122,809)	$ (20,845,846)	(5,118,272)	$ (90,569,563)
Class B	(592,915)	(11,388,965)	(1,735,177)	(30,918,466)
Class C	(43,467)	(755,595)	(441,636)	(7,858,029)
Institutional Class	(146,387)	(2,643,062)	(1,601,741)	(28,518,298)
		$ (35,633,468)		$ (157,864,356)

Investment Products

Scudder Funds

Growth Funds

Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder Blue Chip Fund

Scudder Capital Growth Fund

Scudder Development Fund

Scudder Dynamic Growth Fund

Scudder Flag Investors
Communications Fund

Scudder Gold & Precious Metals Fund

Scudder Global Biotechnology Fund

Scudder Growth Fund

Scudder Health Care Fund

Scudder Large Company Growth Fund

Scudder Micro Cap Fund

Scudder Mid Cap Fund

Scudder Small Cap Fund

Scudder Strategic Growth Fund

Scudder Technology Fund

Scudder Technology Innovation Fund

Scudder Top 50 US Fund

Value Funds

Scudder Contrarian Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder-Dreman Small Cap Value Fund

Scudder Flag Investors Equity
Partners Fund

Scudder Growth and Income Fund

Scudder Large Company Value Fund

Scudder-RREEF Real Estate Securities Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Scudder Tax Advantaged Dividend Fund

Multicategory/Asset Allocation Funds

Scudder Balanced Fund

Scudder Flag Investors Value Builder Fund

Scudder Focus Value+Growth Fund

Scudder Lifecycle Mid Range Fund

Scudder Lifecycle Long Range Fund

Scudder Lifecycle Short Range Fund

Scudder Pathway Conservative Portfolio

Scudder Pathway Growth Portfolio

Scudder Pathway Moderate Portfolio

Scudder Target 2013 Fund

Scudder Total Return Fund

International/Global Funds

Scudder Emerging Markets Growth Fund

Scudder Emerging Markets Income Fund

Scudder European Equity Fund

Scudder Global Fund

Scudder Global Bond Fund

Scudder Global Discovery Fund

Scudder Greater Europe Growth Fund

Scudder International Fund

Scudder International Equity Fund

Scudder International Select Equity Fund

Scudder Japanese Equity Fund

Scudder Latin America Fund

Scudder New Europe Fund

Scudder Pacific Opportunities Fund

Income Funds

Scudder Cash Reserves Fund

Scudder Fixed Income Fund

Scudder GNMA Fund

Scudder High Income Plus Fund (formerly Deutsche High Yield Bond Fund)

Scudder High Income Fund (formerly Scudder High Yield Fund)

Scudder High Income Opportunity Fund (formerly Scudder High Yield Opportunity Fund)

Scudder Income Fund

Scudder PreservationPlus Fund

Scudder PreservationPlus Income Fund

Scudder Short Duration Fund (formerly Scudder Short-Term Fixed Income Fund)

Scudder Short-Term Bond Fund

Scudder Strategic Income Fund

Scudder U.S. Government Securities Fund

Scudder Funds (continued)
Tax-Free Income Funds

Scudder California Tax-Free Income Fund

Scudder Florida Tax-Free Income Fund

Scudder High Yield Tax-Free Fund

Scudder Intermediate Tax/AMT Free Fund (formerly Scudder Medium Term Tax-Free Fund)

Scudder Managed Municipal Bond Fund

Scudder Massachusetts Tax-Free Fund

Scudder Municipal Bond Fund

Scudder New York Tax-Free Income Fund

Scudder Short-Term Municipal Bond Fund

Index-Related Funds

Scudder EAFE ® Equity Index Fund

Scudder Equity 500 Index Fund

Scudder S&P 500 Index Fund

Scudder S&P 500 Stock Fund

Scudder Select 500 Fund

Scudder US Bond Index Fund

Money Market
A large number of money market funds are available through Scudder Investments.

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Coverdell Education Savings Account UGMA/UTMA IRA for Minors
Closed-End Funds

The Brazil Fund, Inc.

The Korea Fund, Inc.

Montgomery Street Income Securities, Inc.

Scudder Global High Income Fund, Inc.

Scudder New Asia Fund, Inc.

Scudder High Income Trust

Scudder Intermediate Government Trust

Scudder Multi-Market Income Trust

Scudder Municipal Income Trust

Scudder RREEF Real Estate Fund, Inc.

Scudder RREEF Real Estate Fund II, Inc.

Scudder Strategic Income Trust

Scudder Strategic Municipal Income Trust

The Central Europe and Russia Fund, Inc. (formerly The Central European Equity Fund, Inc.)

The Germany Fund, Inc.

The New Germany Fund, Inc.

Not all funds are available in all share classes.

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

For shareholders of Classes A, B, C and Institutional Class

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	FLVBX	FVBBX	FVBCX	FLIVX
CUSIP Number	81114E 102	81114E 201	81114E 300	81114E 409
Fund Number	415	615	715	535

Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence - Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

August 2003

Notes

ITEM 2.         CODE OF ETHICS.

                        Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                        Not currently applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not currently applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ITEM 8.         [RESERVED]

ITEM 9.         CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the
Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation and until the filing of this report, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Flag Investors Value Builder Fund

By:                                 /s/Richard T. Hale
                                    ----------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               November 24, 2003
                                    ----------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Scudder Flag Investors Value Builder Fund

By:                                 /s/Richard T. Hale
                                    ----------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               November 24, 2003
                                    ----------------------------

By:                                 /s/Charles A. Rizzo
                                    ----------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               November 24, 2003
                                    ----------------------------